UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2016

McKesson Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13252	94-3207296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Post Street, San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 983-8300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 27, 2016, the following five items were voted on at the 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”) of McKesson Corporation (the “Company”), and the stockholder votes on each such matter, as certified by the Inspector of Election, are set forth below.

Item 1. The Board of Directors’ nominees for directors, as listed in Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on June 17, 2016 (the “Definitive Proxy Statement”), were each elected to serve a one-year term. The votes were as follows:1

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Andy D. Bryant	179,111,164	3,630,157	647,163	17,827,608
Wayne A. Budd	178,603,191	3,489,742	1,295,551	17,827,608
N. Anthony Coles, M.D.	179,495,798	3,226,646	666,040	17,827,608
John H. Hammergren	176,061,621	6,309,114	1,017,749	17,827,608
M. Christine Jacobs	177,056,758	5,637,493	694,233	17,827,608
Donald R. Knauss	181,749,864	970,207	668,413	17,827,608
Marie L. Knowles	180,300,480	2,430,160	657,844	17,827,608
Edward A. Mueller	178,263,980	4,444,976	679,528	17,827,608
Susan R. Salka	182,132,943	584,392	671,149	17,827,608

Item 2. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2017 was ratified, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
197,825,680	2,376,563	1,013,849	—

Item 3. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
147,295,872	34,891,957	1,200,655	17,827,608

Item 4. The stockholder-submitted proposal on accelerated vesting of equity awards was not approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,361,445	132,071,176	955,863	17,827,608

Item 5. The stockholder-submitted proposal on disclosure of political contributions and expenditures was not approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,654,850	80,951,553	37,782,081	17,827,608

Each of the items considered at the 2016 Annual Meeting is described in further detail in the Definitive Proxy Statement. No item other than the five items addressed above and described in the Definitive Proxy Statement was submitted at the 2016 Annual Meeting for stockholder action.

1 Under the Company’s majority voting standard, the election of a nominee required that the nominee receive a majority of the votes cast (that is, the number of votes cast “for” each nominee had to exceed the number of votes cast “against” such nominee). Therefore, abstentions and broker non-votes were required to be disregarded and had no effect on the vote results.

2 Approval of each proposal with this footnote designation required the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote on the proposal at the 2016 Annual Meeting. Therefore, abstentions, which represented shares present and entitled to vote, had the same effect as a vote against the proposal. Broker non-votes, if any, were required to be disregarded and had no effect on the vote results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2016	McKesson Corporation

	By:	/s/ Lori A. Schechter
Lori A. Schechter
Executive Vice President, General Counsel and
Chief Compliance Officer